John Hancock Premium Dividend Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Premium Dividend Fund (NYSE: PDT) with important information concerning the distribution declared on November 2, 2015, and payable on November 30, 2015. No action is required on your part.

Distribution Period:	November 2015

Distribution Amount Per Common Share:	$0.0900

Tire following table sets forth the estimated sources of the current distribution, payable November 30, 2015, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

Source	Current Distribution ($)	% Breakdown of the Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date ($)[1]	% Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date[1]
Net Investment Income	0.0900	100%	0.0900	100%
Net Realized Short- Term Capital Gains	0.0000	0%	0.0000	0%
Net Realized Long- Term Capital Gains	0.0000	0%	0.0000	0%
Return of Capital or Other Capital Source	0.0000	0%	0.0000	0%
Total per common share	0.0900	100%	0.0900	100%

Average annual total return (in relation to NAV) for the 5 years ended on October 31,2015	12.97%

Annualized current distribution rate expressed as a percentage of NAV as of October 31,2015	7.13%

Cumulative total return (in relation to NAV) for the fiscal year through October 31, 2015	6.18%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of October 31, 2015	0.59%

You should not draw any conclusions about the Fund's investment performance from the amount of this distribution or from the terms of the Fund's managed distribution plan.

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the November 2015 distribution pursuant to the Fund's managed distribution plan (the "Plan''). Under the Plan, the Fund makes fixed monthly distributions in the amount of$0.0900 per share, which will continue to be paid monthly until further notice.

1 The Fund's current fiscal year began on November 1, 2015, and will end on October 31, 2016.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investments Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m and 7:00p.m, Eastern Time.

John Hancock Premium Dividend Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Premium Dividend Fund (NYSE: PDT) with important information concerning the distribution declared on December 1, 2015, and payable on December 17, 2015. No action is required on your part.

Distribution Period:	December 2015

Distribution Amount Per Common Share:	$0.0900

The following table sets forth the estimated sources of the current distribution, payable December 17, 2015, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

Source	Current Distribution ($)	% Breakdown of the Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date ($)[1]	% Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date[1]
Net Investment Income	0.0442	49%	0.1800	100%
Net Realized Short- Term Capital Gains	0.0000	0%	0.0000	0%
Net Realized Long- Term Capital Gains	0.0000	0%	0.0000	0%
Return of Capital or Other Capital Source	0.0458	51%	0.0000	0%
Total per common share	0.0900	100%	0.1800	100%

Average annual total return (in relation to NAV) for the 5 years ended on November 30, 2015	13.08%

Annualized current distribution rate expressed as a percentage of NAV as of November 30, 2015	7.21%

Cumulative total return (in relation to NAV) for the fiscal year through November 30, 2015	-0.41%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of November 30, 2015	1.20%

You should not draw any conclusions about the Fund's investment performance from the amount of this distribution or from the terms of the Fund's managed distribution plan.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may OCCW", for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily ret1ect the Fund's investment performance and should not be confused with ''yield" or ''income."

The amounts and sources of distributions reported in this Notice I1Te only estimates and I1Te not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax

1 The Fund's current fiscal year began on November 1, 2015, and will end on October 31, 2016.

regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the December 2015 distribution pursuant to the Fund's managed distribution plan (the

''Plan"). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.0900 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investments Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m and 7:00p.m, Eastern Time.

John Hancock Premium Dividend Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Premium Dividend Fund (NYSE: PDT) with important information concerning the distribution declared on December 18, 2015, and payable on January 29, 2016. No action is required on your part.

Distribution Period:	January 2016

Distribution Amount Per Common Share:	$0.0900

The following table sets forth the estimated sources of the current distribution, payable January 29, 2016, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

Source	Current Distribution ($)	% Breakdown of the Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date ($)[1]	% Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date[1]
Net Investment Income	0.0671	75%	0.2700	100%
Net Realized Short- Term Capital Gains	0.0000	0%	0.0000	0%
Net Realized Long- Term Capital Gains	0.0128	14%	0.0000	0%
Return of Capital or Other Capital Source	0.0101	11%	0.0000	0%
Total per common share	0.0900	100%	0.2700	100%

Average annual total return (in relation to NAV) for the 5 years ended on December 31, 2015	12.83%

Annualized current distribution rate expressed as a percentage of NAV as of December 31, 2015	7.22%

Cumulative total return (in relation to NAV) for the fiscal year through December 31, 2015	0.79%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of December 31, 2015	1.80%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may OCCW", for example, when some or all of the money that you invested in theF1md is paid back to you. A return of capital distribution does not necessarily ret1ect the Fund's investment performance and should not be confused with ''yield” or ''income."

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax

1 The Fund's current fiscal year began on November 1, 2015, and will end on October 31, 2016.

regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the January 2016 distribution pursuant to the Fund's managed distribution plan (the "Plan"). Under the Plan, the Fund makes fixed monthly distributions in the amount of$0.0900 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investments Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m and 7:00p.m, Eastern Time.

John Hancock Premium Dividend Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Premium Dividend Fund (NYSE: PDT) with important information concerning the distribution declared on February 1, 2016, and payable on February 29, 2016. No action is required on your part.

Distribution Period:	February 2016

Distribution Amount Per Common Share:	$0.0900

The following table sets forth the estimated sources of the current distribution, payable February 29, 2016, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

Source	Current Distribution ($)	% Breakdown of the Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date ($)[1]	% Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date[1]
Net Investment Income	0.0900	100%	0.3604	100%
Net Realized Short- Term Capital Gains	0.0000	0%	0.0000	0%
Net Realized Long- Term Capital Gains	0.0000	0%	0.0000	0%
Return of Capital or Other Capital Source	0.0000	0%	0.0000	0%
Total per common share	0.0900	100%	0.3604	100%

Average annual total return (in relation to NAV) for the 5 years ended on January 31, 2016	12.96%

Annualized current distribution rate expressed as a percentage of NAV as of January 31, 2016	7.07%

Cumulative total return (in relation to NAV) for the fiscal year through January 31, 2016	2.80%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of January 31, 2016	2.36%

You should not draw any conclusions about the Fund's investment performance from the amount of this distribution or from the terms of the Fund's managed distribution plan.

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided fur tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DN for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the February 2016 distribution pursuant to1he Fund's managed distribution plan (the ''Plan"). Under the Plan, the Fund makes fixed monthly dis1ributions in the amount of $0.0900 per share, which will continue to be paid monthly until further notice.

1 The Fund's current fiscal year began on November 1, 2015, and will end on October 31, 2016.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investments Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00p.m., Eastern Time.

John Hancock Premium Dividend Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Premium Dividend Fund (NYSE: PDT) with important information concerning the distribution declared on March 1, 2016, and payable on March 31, 2016. No action is required on your part.

Distribution Period:	March 2016

Distribution Amount Per Common Share:	$0.0900

The following table sets forth the estimated sources of the current distribution, payable March 31, 2016, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

Source	Current Distribution ($)	% Breakdown of the Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date ($)[1]	% Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date[1]
Net Investment Income	0.0492	55%	0.4506	100%
Net Realized Short- Term Capital Gains	0.0000	0%	0.0000	0%
Net Realized Long- Term Capital Gains	0.0000	0%	0.0000	0%
Return of Capital or Other Capital Source	0.0408	45%	0.0000	0%
Total per common share	0.0900	100%	0.4506	100%

Average annual total return (in relation to NAV) for the 5 years ended on February 29, 2016	12.60%

Annualized current distribution rate expressed as a percentage of NAV as of February 29, 2016	7.06%

Cumulative total return (in relation to NAV) for the fiscal year through February 29, 2016	3.65%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of February 29, 2016	2.95%

You should not draw any conclusions about the Fund's investment performance from the amount of this distribution or from the terms of the Fund's managed distribution plan.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund's investment performance and should not be confused with ''yield" or ''income."

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax

1 The Fund's current fiscal year began on November 1, 2015, and will end on October 31, 2016.

regulations. The Fund will send you a Form I 099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the March 2016 distribution pursuant to the Fund's managed distribution plan (the "Plan"). Under the Plan, the Fund makes fixed monthly distributions in the amount of$0.0900 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investments Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00p.m., Eastern Time.

John Hancock Premium Dividend Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Premium Dividend Fund (NYSE: PDT) with important information concerning the distribution declared on April 1, 2016, and payable on Apri129, 2016. No action is required on your part.

Distribution Period:	Apri1 2016

Distribution Amount Per Common Share:	$0.0900

The following table sets forth the estimated sources of the current distribution, payable Apri129, 2016, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All am01m.ts are expressed on a per common share basis and as a percentage of the distribution amount.

Source	Current Distribution ($)	% Breakdown of the Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date ($)[1]	% Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date[1]
Net Investment Income	0.0784	87%	0.5406	100%
Net Realized Short- Term Capital Gains	0.0000	0%	0.0000	0%
Net Realized Long- Term Capital Gains	0.0116	13%	0.0000	0%
Return of Capital or Other Capital Source	0.0000	0%	0.0000	0%
Total per common share	0.0900	100%	0.5406	100%

Average annual total return (in relation to NAV) for the 5 years ended on March 31, 2016	13.45%

Annualized current distribution rate expressed as a percentage of NAY as of March 31, 2016	6.71%

Cumulative total return (in relation to NAV) for the fiscal year through March 31, 2016	9.79%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of March 31, 2016	3.36%

You should not draw any conclusions about the Fund's investment performance from the amount of this distribution or from the terms of the Fund's managed distribution plan.

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the April2016 distribution pursuant to the Fund's managed dis1ribution plan (the "Plan''). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.0900 per share, which will continue to be paid monthly until further notice.

1 The Fund's current fiscal year began on November 1, 2015, and will end on October 31, 2016.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investments Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m and 7:00p.m, Eastern Time.